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


FUND CODE/NAME:  406/SCUDDER TOP 50 US FUND-A


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

       7190600008-1     DEUTSCHE BANK TRUST CO AMERICAS         ###-##-####
9000/999            090             383,918.8990
                        FBO 2556134242
                        PO BOX 9005
39.72 %
                        PO BOX 9005
                        NEW YORK NY  10007



       9190600267-4     DEUTSCHE BANK TRUST CO AMERICAS         ###-##-####
9000/000            090             242,376.5080
                        FBO 2506182424
                        PO BOX 9005
25.08 %
                        CHURCH STREET STATION
                        NEW YORK NY



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 478
                                 TOTAL NUMBER OF SHARES FOR FUND:  966,544.9410

FUND CODE/NAME: 460/SCUDDER JAPANESE EQUITY FUND-A


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

        999952423-2     PERSHING LLC                            ###-##-####
1515/BON460M        090             675,071.8650
                        P.O. BOX 2052
                        JERSEY CITY NJ  07303-2052
32.67 %





0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 900
                                 TOTAL NUMBER OF SHARES FOR FUND:
2,066,339.7560

FUND CODE/NAME: 606/SCUDDER TOP 50 US FUND-B


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   *** NO SHAREOWNERS SELECTED
***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 287
                                 TOTAL NUMBER OF SHARES FOR FUND: 197,858.4250

FUND CODE/NAME:  660/SCUDDER JAPANESE EQUITY FUND-B


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

       9200382597-3     MLPF&S FOR THE SOLE BENEFIT OF          ###-##-####
3901/000            901             205,315.9420
                        ITS CUSTOMERS
                        ATTN FUND ADM (97HB0)
38.03 %
                        4800 DEER LAKE DR E FL 2
                        JACKSONVILLE FL  32246-6484



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 297
                                 TOTAL NUMBER OF SHARES FOR FUND:  539,889.0570

FUND CODE/NAME: 706/SCUDDER TOP 50 US FUND-C


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   *** NO SHAREOWNERS SELECTED
***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 75
                                 TOTAL NUMBER OF SHARES FOR FUND:  56,114.9130

FUND CODE/NAME: 760/SCUDDER JAPANESE EQUITY FUND-C


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

       3000000418-6     CITIGROUP GLOBAL MARKETS INC            ###-##-####
5489/00521          901             202,879.2650
                        00109801250
                        ATTN PETER BOOTH 7TH FL
32.07 %
                        333 W 34TH ST
                        NEW YORK NY  10001-2402



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 356
                                 TOTAL NUMBER OF SHARES FOR FUND:  632,690.1060

FUND CODE/NAME: 369/SCUDDER JAPANESE EQUITY FUND


SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER
DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

          2780877-7     CHARLES SCHWAB & CO INC                 ###-##-####
164/000            009           1,590,804.5680
                        ATTN MUTUAL FUNDS DEPARTMENT
                        101 MONTGOMERY ST
55.48 %
                        SAN FRANCISCO CA  94104-4122




0                                TOTAL NUMBER OF ACCOUNTS FOR FUND: 2,610
                                 TOTAL NUMBER OF SHARES FOR FUND:
2,867,580.7020


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